Exhibit 99.3

©2021 Ideanomics / Confidential & Proprietary 1 August 16, 2021 NASDAQ: IDEX Q2 2021 Earnings Driving the Sustainability Transformation

©2021 Ideanomics / Confidential & Proprietary 2 Disclosure and Forward - looking Statements This presentation contains certain statements that may include 'forward looking statements’ within the meaning of federal securities laws. All statements, other than statements of historical facts, included herein are 'forward - looking statements.’ Although the Company believes that the expectations reflected in these forward - looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward - looking statements, which speak only as of the date of this presentation. The Company's actual results could differ materially from those anticipated in these forward - looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with and available from the Securities and Exchange Commission. All forward - looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward - looking statements. The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S - X. This presentation includes certain estimated financial information and forecasts that are not derived in accordance with generally accepted accounting principles (GAAP), and which may be deemed to be non - GAAP financial measures within the meaning of Registration G promulgated by the Securities and Exchange Commission. The Recipient acknowledges that US securities laws prohibit any Person who has received from an issuer any material, non - public information from purchasing or selling securities of such issuer or from communicating such information to any other Person under circumstances in which it is reasonably foreseeable that such Person is likely to purchase or sell such securities.

©2021 Ideanomics / Confidential & Proprietary 3 People • Kristen Helsel joins as Chief Revenue Officer • Dr. Abas Goodarzi joins as Chief Scientist via US Hybrid acquisition Significant Deals • WAVE’s inductive chargers to power Twin Transit Authority in WA State • Treeletrik signs deal to supply 200,000 E - Motorbikes to Indonesia Technology & Product • US Hybrid acquisition – Hydrogen Fuel Cells, Vehicle Integration, DC/DC and other components • Solectrac acquisition – EV tractor with battery swapping capability Q2 2021 Key Highlights

©2021 Ideanomics / Confidential & Proprietary 4 The transition to zero emissions is revolutionizing the mobility industry. Significant investment is required in both infrastructure and vehicles. That CapEx investment is a barrier to entry for most fleet operators. Market share will be achieved by those companies bringing OpEx - based Mobility - as - a - Service solutions to market. CaaS and VaaS will be pivotal in shifting fleet spending from CapEx to OpEx Nasdaq: IDEX 0 $5B $10B $15B $20B $25B $30B 2021-2025 2026-2030 2031-2035 2036-2040 Commercial Charging Infrastructure Investment Required US Europe China 0 $100B $200B $300B $400B $500B $600B 2021 2026 2031 2036 Annual Commercial Electric Vehicle Sales US Europe China

©2021 Ideanomics / Confidential & Proprietary 5 Diversified THROUGHOUT the EV Value Chain Shaping the Future of E - Mobility Nasdaq: IDEX Ideanomics Mobility provides a unique opportunity to access a diversified investment in global commercial fleet mobility solutions within a single stock. Our products encompass the key growth areas under transition in Commercial Fleets: Infrastructure Charging, Energy Storage, Grid - Edge Technology Components Hydrogen Fuel Cell, Powertrain Vehicles Trucks, Specialty Vehicles, Buses, 2/3 - Wheels Financing CapEx - to - OpEx Models: CaaS & VaaS Dealer Financing Our customers include public transit agencies , ports , cities , and commercial fleets .

©2021 Ideanomics / Confidential & Proprietary 6 Building an EV business across the full value chain. 2 & 3 Wheel Commercial EV Tractors Trucks, Buses & Specialty Vehicles Motorcycles, ATVs, Tuk - tuks Vehicles Wireless Charging High - Powered Inductive Infrastructure Charging & Storage High - Powered Smart Charging Ideanomics Ecosystem • Product Sales • Infrastructure Services • Vehicle Integration Services • Centralized Supply Chain Financing Solutions (CaaS & VaaS , Dealer Financing) Vehicle Systems & Components Motors, Fuel Cells, DCDC Components Financing

©2021 Ideanomics / Confidential & Proprietary 7 WAVE Powering the Largest Electric Bus Fleet in the U.S. WAVE’s high power wireless charging systems offer a modular solution (125kW to 500kW) across a broad range of commercial applications, including mass transit, ports, warehouse and distribution centers. The largest electric mass transit bus fleet in the US is powered by WAVE.

©2021 Ideanomics / Confidential & Proprietary 8 Solectrac America’s First Manufacturer of Electric Tractors With a range of 100% battery powered tractors, and a 100+ unit reservation backlog, Solectrac is leading the transition to zero emission agriculture and utility operations with best - in - class technology for a safer, cleaner and healthier future.

©2021 Ideanomics / Confidential & Proprietary 9 US Hybrid Leading innovator in clean transportation technology US Hybrid has pioneered clean transportation technologies for more than 20 years. Its American - made, zero - emission products reliably demonstrate proven powertrain technology and DC - DC converters, which possess high efficiency ratings and fast dynamic response capabilities.

©2021 Ideanomics / Confidential & Proprietary 10 Treeletrik Shaping the Future of Sustainable Micromobility Malaysian EV maker with a strong focus on electric scooters and motorbikes has been a key leader in promoting electric mobility in the ASEAN region, and other parts of the world.

©2021 Ideanomics / Confidential & Proprietary 11 Medici Motor Works Unlocking Medium - and Heavy - Duty EV Medici is working with strategic partners to develop a line of Medium - and Heavy - Duty buses, trucks and off - road vehicles to provide commercial fleet operators more vehicle options in the US and beyond.

©2021 Ideanomics / Confidential & Proprietary 12 Energica The World’s Leading Manufacturer of High - Performance Electric Motorcycles Energica has combined zero emission EV technology with the pedigree of high - performance mobility synonymous with Italy’s Motor Valley to create a range of exceptional products for the high - performance motorcycle market.

©2021 Ideanomics / Confidential & Proprietary 13 Ideanomics Capital

©2021 Ideanomics / Confidential & Proprietary 14 Very Strong Quarter • Revenue of $33.2M • Revenue growth over the last six consecutive quarters • Gross profit $9.3M - margin 28% Cash of $396 Million • Ended quarter with $396 million in cash Q2 2021 Financial Highlights

©2021 Ideanomics / Confidential & Proprietary 15 Earnings Summary – Last Six Quarters (USD in Millions) 0.4 4.7 10.6 11.1 32.7 33.2 0.0 0.3 0.7 1.0 10.8 9.3 0 5 10 15 20 25 30 35 Q1-20 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Revenue & Gross Profit ($ millions) Revenues Gross Profit

©2021 Ideanomics / Confidential & Proprietary 16 Q2 2021 Earnings Summary (in USD, 000s) Q2 20 20 Q1 2021 Q2 2021 ∆% YoY Revenues 4,692 32,709 33,217 n/m Gross Profit 255 10,842 9,301 n/m Operating Expenses 16,524 23,805 19,983 20.9% Operating Margin n/m (39.6%) (32.2%) n/m EPS – Diluted ($0.15) ($0.00) ($0.02) 86.7%

©2021 Ideanomics / Confidential & Proprietary 17 6 Months 2021 Consolidated Statement of Cash Flows (in USD, 000s) June 30 , 202 1 June 30 , 20 20 Net cash used in operating activities (10,370) (10,390) Net cash used in investing activities (142,837) (1,879) Net cash provided by financing activities 383,046 45,737 Effect of exchange rate changes on cash 39 283 Net increase in cash and cash equivalents 229,878 33,751 Cash and cash equivalents at beginning of period 165,764 2,633 Cash and cash equivalents at end of period 395,642 36,384 Six Months Ended

©2021 Ideanomics / Confidential & Proprietary 18 Environmental & Social Governance (ESG) Ideanomics believes that innovative technologies and innovation have the power to improve our lives while constructing a cleaner, greener future for generations to come. Cleantech is in our DNA, and our commitment to preserving our planet is core to everything we do. • Innovative • Inclusive • Integrous • Impassioned • Industrious Learn More Ideanomics is also a proud sponsor of One Tree Planted, a non - profit organization dedicated to combatting deforestation.

©2021 Ideanomics / Confidential & Proprietary 19 August 16, 2021 NASDAQ: IDEX Thank you!